Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Third Quarter 2021 Results

SPOKANE, Wash., October 25, 2021 (BUSINESS WIRE) – PotlatchDeltic Corporation (Nasdaq: PCH) today reported net income of $65.7 million, or $0.97 per diluted share, on revenues of $287.3 million for the quarter ended September 30, 2021. Excluding a net gain on insurance recoveries, Adjusted Net Income was $62.4 million, or $0.92 per diluted share for the third quarter of 2021. Net income was $81.0 million, or $1.20 per diluted share, on revenues of $313.0 million for the quarter ended September 30, 2020.

Third Quarter 2021 Highlights

•
Generated Total Adjusted EBITDDA of $107.2 million and Total Adjusted EBITDDA margin of 37%
•
Lumber prices bottomed at a high level and have increased eight weeks in a row
•
Expanded strong liquidity position to $972 million as of Q3 2021

“While lumber prices declined in the third quarter, they bottomed at a high level and EBITDDA of $107 million was still an excellent quarter for the company,” said Eric Cremers, president and chief executive officer. "Looking ahead, lumber prices have continued to increase in the fourth quarter and the outlook on housing fundamentals that drive our business remains positive. Additionally, we continue to expect to pay a special dividend in December and estimate the amount will be $3 to $5 per share," stated Mr. Cremers.

Financial Highlights

($ in millions, except per share data)	Q3 2021	Q2 2021	Q3 2020
Revenues	$287.3	$447.5	$313.0
Net income	$65.7	$187.9	$81.0
Weighted average shares outstanding, diluted (in thousands)	67,648	67,732	67,528
Net income per diluted share	$0.97	$2.77	$1.20

Adjusted Net Income	$62.4	$187.9	$81.0
Adjusted Net Income Per Diluted Share	$0.92	$2.77	$1.20

Total Adjusted EBITDDA	$107.2	$275.0	$135.4
Dividends per share	$0.41	$0.41	$0.40
Net cash from operations	$111.9	$171.4	$102.9
Cash and cash equivalents	$592.8	$512.0	$148.9

Business Performance: Q3 2021 vs. Q2 2021

Timberlands

Third Quarter 2021 Highlights

•
Timberlands Adjusted EBITDDA decreased $1.2 million from Q2 2021 record level
•
Northern and Southern harvest volumes increased seasonally
•
Northern sawlog prices decreased 22% from historically high prices
•
Southern sawlog prices increased 10% on wet weather constraining log supply and a higher mix of hardwood volume
•
Log and haul increased primarily driven by higher mix of Idaho harvest volumes

($ in millions)	Q3 2021	Q2 2021	$ Change
Timberlands Revenues	$129.5	$121.2	$8.3

Timberlands Adjusted EBITDDA	$76.0	$77.2	$(1.2)

Wood Products

Third Quarter 2021 Highlights

•
Wood Products Adjusted EBITDDA decreased $178 million from Q2 2021 levels
•
Average lumber price was $533 per MBF in Q3 2021, 55% lower than Q2 2021 historic prices
•
Log costs increased due to higher index pricing in Idaho earlier in the year
•
Inventory at the end of Q3 2021 was written down $6.4 million due to high indexed Idaho log costs

($ in millions)	Q3 2021	Q2 2021	$ Change
Wood Products Revenues	$187.8	$357.7	$(169.9)

Wood Products Adjusted EBITDDA	$26.6	$204.6	$(178.0)

Real Estate

Third Quarter 2021 Highlights

•
Real Estate Adjusted EBITDDA decreased $2.7 million from Q2 levels
•
Reflects lower rural land sale closings, partially offset by an increase in residential lot sales
•
Sold 2,303 acres of rural land for $3,013/acre
•
Sold 52 residential lots at an average $81,923/lot

($ in millions)	Q3 2021	Q2 2021	$ Change
Real Estate Revenues	$13.5	$16.0	$(2.5)

Real Estate Adjusted EBITDDA	$9.1	$11.8	$(2.7)

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net earnings per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, October 26, 2021, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-888-510-2008 for U.S./Canada and 1-646-960-0306 for international callers. Participants will be asked to provide conference I.D. number 7281983. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until November 3, 2021 by calling 1-800-770-2030 for U.S./Canada or 1-647-362-9199 for international callers. Callers must enter conference I.D. number 7281983 to access the replay.

About PotlatchDeltic

PotlatchDeltic (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) that owns approximately 1.8 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana, Minnesota and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to environmental and social responsibility and to responsible governance. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs and expenses; expected liquidity; the success of the company’s business strategies; the effect of the company’s debt refinancing and intent to refinance debt maturing in the future; the company’s capital allocation strategies, including share repurchases and dividend expectations; interest in accretive acquisitions; maintaining the company’s investment grade credit rating; favorable capital structure and strong balance sheet; interest rates and expenses; corporate expenses; pension expenses; taxes; Q4 and FY 2021 outlook; the housing market and repair and remodel market; housing starts; lumber supply, demand and pricing; lumber shipment volumes; the effects of changes in lumber prices on annual EBITDDA; estimated impact from the Ola, Arkansas sawmill fire and anticipated insurance coverage; expected sawlog demand and timber harvest volumes; sawlog mix and pricing; rural real estate and development real estate sales; land basis and average price per acre and per developed lot; planned capital expenditures; number of seedlings planted; amount of greenhouse gas emitted; amount of CO2e sequestered; safety performance; planned ESG and carbon reports; business conditions; and similar matters. Words such as “anticipate,” “expect,” “will,” “intend,” “plan,” “target,” “project,” “believe,” “seek,” “schedule,” “estimate,” “could,” “can,” “may,” and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including the impact of COVID-19 and its variants, governmental responses to such outbreaks, and anticipated recovery from the pandemic on our business, suppliers, customers and employees; changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

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PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands, except per share amounts)	2021	2021	2020	2021	2020
Revenues	$287,330	$447,506	$313,046	$1,089,029	$703,481
Costs and expenses:
Cost of goods sold	190,602	177,779	182,039	537,683	503,921
Selling, general and administrative expenses	18,512	19,512	21,046	54,782	52,064
Net gain on insurance recoveries	(4,394)	—	—	(4,394)	—
	204,720	197,291	203,085	588,071	555,985
Operating income	82,610	250,215	109,961	500,958	147,496
Interest expense, net	(8,641)	(8,199)	(8,557)	(20,414)	(20,594)
Pension settlement charge	—	—	—	—	(42,988)
Non-operating pension and other postretirement employee benefit costs	(3,271)	(3,271)	(3,557)	(9,956)	(10,670)
Income before income taxes	70,698	238,745	97,847	470,588	73,244
Income taxes	(5,031)	(50,840)	(16,840)	(85,910)	(6,431)
Net income	$65,667	$187,905	$81,007	$384,678	$66,813

Net income per share:
Basic	$0.98	$2.79	$1.21	$5.72	$0.99
Diluted	$0.97	$2.77	$1.20	$5.69	$0.99
Dividends per share	$0.41	$0.41	$0.40	$1.23	$1.20
Weighted-average shares outstanding:
Basic	67,315	67,316	67,149	67,275	67,263
Diluted	67,648	67,732	67,528	67,588	67,535

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	September 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$592,767	$252,340
Customer receivables, net	27,789	26,606
Inventories, net	69,862	62,036
Other current assets	24,460	16,136
Total current assets	714,878	357,118
Property, plant and equipment, net	286,034	288,544
Investment in real estate held for development and sale	65,048	72,355
Timber and timberlands, net	1,572,475	1,600,061
Intangible assets, net	15,685	16,270
Other long-term assets	63,747	46,717
Total assets	$2,717,867	$2,381,065

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$87,819	$93,279
Current portion of long-term debt	42,996	39,981
Current portion of pension and other postretirement employee benefits	6,574	6,574
Total current liabilities	137,389	139,834
Long-term debt	715,122	717,366
Pension and other postretirement employee benefits	126,154	128,807
Deferred tax liabilities, net	26,247	17,740
Other long-term obligations	52,849	72,365
Total liabilities	1,057,761	1,076,112
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, authorized 100,000 shares, issued and outstanding 67,100 and 66,876 shares	67,100	66,876
Additional paid-in capital	1,679,332	1,674,576
Accumulated deficit	(13,561)	(315,510)
Accumulated other comprehensive loss	(72,765)	(120,989)
Total stockholders’ equity	1,660,106	1,304,953
Total liabilities and stockholders' equity	$2,717,867	$2,381,065

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$65,667	$187,905	$81,007	$384,678	$66,813
Adjustments:
Depreciation, depletion and amortization	21,534	17,432	20,594	57,365	57,809
Basis of real estate sold	6,697	7,213	5,249	22,733	14,440
Change in deferred taxes	2,659	(928)	(538)	3,221	(14,387)
Pension and other postretirement employee benefits	5,484	5,484	5,917	16,595	17,750
Pension settlement charge	—	—	—	—	42,988
Equity-based compensation expense	2,275	2,140	2,063	6,345	5,928
Net gain on insurance recoveries	(4,394)	—	—	(4,394)
Other, net	928	92	(367)	633	(544)
Change in working capital and operating-related activities, net	17,072	(43,867)	(3,691)	(20,082)	12,706
Real estate development expenditures	(2,435)	(1,684)	(1,713)	(6,434)	(4,200)
Funding of pension and other postretirement employee benefits	(3,585)	(2,412)	(5,619)	(7,418)	(8,458)
Net cash provided by operating activities	111,902	171,375	102,902	453,242	190,845

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(10,348)	(8,181)	(4,371)	(26,291)	(14,666)
Timberlands reforestation and roads	(4,282)	(3,998)	(4,569)	(12,236)	(12,345)
Acquisition of timber and timberlands	(258)	(2,192)	(8)	(2,450)	(4,738)
Proceeds from insurance recoveries - property, plant & equipment	13,250	—	—	13,250	—
Other, net	358	446	371	993	3,484
Net cash used in investing activities	(1,280)	(13,925)	(8,577)	(26,734)	(28,265)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(27,489)	(27,489)	(26,749)	(82,462)	(80,434)
Repurchase of common stock	—	—	—	—	(15,364)
Other, net	(2,396)	(632)	(506)	(3,619)	(1,032)
Net cash used in financing activities	(29,885)	(28,121)	(27,255)	(86,081)	(96,830)
Change in cash, cash equivalents and restricted cash	80,737	129,329	67,070	340,427	65,750
Cash, cash equivalents and restricted cash, beginning	512,030	382,701	82,934	252,340	84,254
Cash, cash equivalents and restricted cash, ending	$592,767	$512,030	$150,004	$592,767	$150,004

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands)	2021	2021	2020	2021	2020
Revenues
Timberlands	$129,543	$121,216	$116,985	$362,675	$266,755
Wood Products	187,760	357,673	218,291	814,729	489,507
Real Estate	13,497	15,998	18,151	49,808	42,225
	330,800	494,887	353,427	1,227,212	798,487
Intersegment Timberlands revenues	(43,470)	(47,381)	(40,381)	(138,183)	(95,006)
Consolidated revenues	$287,330	$447,506	$313,046	$1,089,029	$703,481

Adjusted EBITDDA[1]
Timberlands	$76,023	$77,259	$59,649	$221,140	$120,290
Wood Products	26,566	204,533	81,644	356,654	105,780
Real Estate	9,069	11,788	13,466	37,450	30,062
Corporate	(11,496)	(12,822)	(15,361)	(35,028)	(34,567)
Eliminations and adjustments	7,021	(5,774)	(4,012)	(3,063)	(3,235)
Total Adjusted EBITDDA	107,183	274,984	135,386	577,153	218,330
Interest expense, net	(8,641)	(8,199)	(8,557)	(20,414)	(20,594)
Depreciation, depletion and amortization	(21,131)	(17,029)	(20,187)	(56,156)	(56,590)
Basis of real estate sold	(6,697)	(7,213)	(5,249)	(22,733)	(14,440)
Net gain on insurance recoveries	4,394	—	—	4,394	—
Pension settlement charge	—	—	—	—	(42,988)
Non-operating pension and other postretirement employee benefits	(3,271)	(3,271)	(3,557)	(9,956)	(10,670)
(Loss) gain on disposal of fixed assets	(1,139)	(527)	11	(1,700)	196
Income before income taxes	$70,698	$238,745	$97,847	$470,588	$73,244

Depreciation, depletion and amortization
Timberlands	$11,893	$10,482	$13,821	$33,792	$37,978
Wood Products	8,879	6,179	5,983	21,261	17,411
Real Estate	162	160	149	477	465
Corporate	197	208	234	626	736
	21,131	17,029	20,187	56,156	56,590
Bond discounts and deferred loan fees[2]	403	403	407	1,209	1,219
Total depreciation, depletion and amortization	$21,534	$17,432	$20,594	$57,365	$57,809

Basis of real estate sold
Real Estate	$6,703	$7,219	$5,257	$22,751	$14,973
Eliminations and adjustments	(6)	(6)	(8)	(18)	(533)
Total basis of real estate sold	$6,697	$7,213	$5,249	$22,733	$14,440

1
Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA on page 9, Reconciliations.
2
Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands, except per share amount)	2021	2021	2020	2021	2020
Total Adjusted EBITDDA
Net income (GAAP)	$65,667	$187,905	$81,007	$384,678	$66,813
Interest expense, net	8,641	8,199	8,557	20,414	20,594
Income taxes	5,031	50,840	16,840	85,910	6,431
Depreciation, depletion and amortization	21,131	17,029	20,187	56,156	56,590
Basis of real estate sold	6,697	7,213	5,249	22,733	14,440
Net gain on insurance recoveries	(4,394)	—	—	(4,394)	—
Pension settlement charge	—	—	—	—	42,988
Non-operating pension and other postretirement benefit costs	3,271	3,271	3,557	9,956	10,670
Loss (gain) on disposal of fixed assets	1,139	527	(11)	1,700	(196)
Total Adjusted EBITDDA	$107,183	$274,984	$135,386	$577,153	$218,330

Adjusted Net Income
Net income (GAAP)	$65,667	$187,905	$81,007	$384,678	$66,813
Special items:
Net gain on insurance recoveries, after tax	(3,252)	—	—	(3,252)	—
Pension settlement charge, after tax	—	—	—	—	31,811
Adjusted Net Income	$62,415	$187,905	$81,007	$381,426	$98,624

Adjusted Net Income Per Diluted Share
Net income per diluted share (GAAP)	$0.97	$2.77	$1.20	$5.69	$0.99
Special items:
Net gain on insurance recoveries, after tax	(0.05)	—	—	(0.05)	—
Pension settlement charge, after tax	—	—	—	—	0.47
Adjusted Net Income Per Diluted Share	$0.92	$2.77	$1.20	$5.64	$1.46